UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-825_______________________________________________

American Growth Fund, Inc.______________________________________________________________

(Exact name of registrant as specified in charter)

1636 Logan Street, Denver, CO 80203______________________________________________________

(Address of principal executive offices)

(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code: _303-626-0600_____________________________

Date of fiscal year end: _July 31, 2019______________________________________________________

Date of reporting period: _ July 31, 2019____________________________________________________

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

This amendment is being filed to update the Period of Report.

American Growth Fund

1636 Logan Street
Denver, Colorado 80203
800.525.2406
303.626.0600
303.626.0614 Fax

	A	B	C	D
Series One	AMRAX	AMRBX	AMRCX	AMRGX

	E
Series Two	AMREX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (800) 525-2406, opt-in@americangrowthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 525-2406, optout@americangrowthfund.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held thru your financial intermediary, as applicable.

Table of Contents
American Growth Fund, Inc – Series One	3
President’s Letter	4
Statement of Investments	7
American Growth Fund, Inc. – Series Two	15
President’s Letter	16
Statement of Investments	19
American Growth Fund, Inc. Financial Statements	24
Statement of Assets and Liabilities	24
American Growth Fund, Inc. – Series One	24
American Growth Fund, Inc. – Series Two	24
Statement of Operations	25
American Growth Fund, Inc. – Series One	25
American Growth Fund, Inc. – Series Two	25
Statement of Changes	26
American Growth Fund, Inc. – Series One	26
American Growth Fund, Inc. – Series Two	26
American Growth Fund, Inc. Financial Highlights	27
American Growth Fund, Inc. – Series One	27
American Growth Fund, Inc. – Series Two	29
American Growth Fund, Inc. Notes to Financial Statements	30
Summary of Significant Accounting Policies	30
Shares of Beneficial Interest	31
American Growth Fund, Inc. – Series One	31
American Growth Fund, Inc. – Series Two	31
Realized and Unrealized Gain and Losses on Investments	31
American Growth Fund, Inc. – Series One	31
American Growth Fund, Inc. – Series Two	31
Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties	31
Federal Income Tax Matters	32
American Growth Fund, Inc. – Series One	32
American Growth Fund, Inc. – Series Two	32
Subsequent Events	32
Review of Affiliated Company’s Expenses	32
Cannabis Industry Risk	32
Report of Independent Registered Public Accounting Firm	33
American Growth Fund, Inc. Analysis of Expenses	34
American Growth Fund, Inc. Hypothetical example for comparison purposes	34
American Growth Fund, Inc. Allocation of Portfolio Assets	35
American Growth Fund, Inc. – Series One	35
American Growth Fund, Inc. – Series Two	35
American Growth Fund, Inc. Notice to Shareholders	35
American Growth Fund, Inc. How to Obtain a Copy of the Fund’s Proxy Voting Records	35
American Growth Fund, Inc. Quarterly Filings on Form N-Q	35
American Growth Fund, Inc. Information About Trustees and Officers	36
American Growth Fund, Inc. Board Approval of Investment Advisory Agreement	37
American Growth Fund, Inc. Performance Charts	39

American Growth Fund, Inc – Page 2

Dear Shareholders:

     I am pleased to deliver to you the American Growth Fund Series One Annual Report for the fiscal year ending July 31, 2019.

     As we discussed with you in the Semi-Annual Report to Shareholders, December 2018 was a volatile month for financial markets. The S&P 500 fell 9.6% for the month of December, making it the worst closing month to the year since 1931, when it sank 14.5%1. December’s volatility left many in the market with slack jaws. According to a December 2018 CNN Business article, in one ten-day span, the Dow Jones Industrial Average fell more than 350 points six times. There was also one day when the Dow rose by 1,000 points — the biggest point gain ever.

     Following that rough end to 2018, the S&P 500 grew 13.1% in the first quarter, as shown in the line graph below. As a whole, this marked its strongest three-month performance in 9.5 years, and was the best first-quarter advance in the benchmark index in 21 years.2 Although the second quarter did see a drop in May/June, overall the second quarter continued to trend up.

     In the first quarter, large tech stocks such as Apple, Alphabet (Google), Facebook and Microsoft, all within our portfolio, dominated the list of the biggest stocks by market value in the U.S. to an extent not seen since the technology stock bubble of the late 1990s. The above-named stocks comprise four of the top six largest companies by value in the U.S. according to Bingham, Osbourn & Scarborough, LLC. (“BOC”).

     In the second quarter, April began with U.S. stocks sitting atop record highs, but confidence in continued economic growth diminished in May, when it began to appear as if U.S.-China trade and intellectual property disputes would not dissipate, as many had assumed would be the case under a business-friendly U.S. administration. As trade negotiations bogged down, U.S. stocks, as measured by the S&P 500, fell more than 6% in May and further declines seemed likely in early June when the Labor Department released a disappointing monthly jobs report. Still, the S&P 500 gained 4.3% during the quarter, ending the half-year up 18.5%.3

     In my last two reports we discussed my optimism that the U.S. economy would continue to lead the world market, that domestically there continues to be political infighting within, as well as between, the presidential and legislative branches of our government. Six months later, those beliefs have not changed. Although Series One is invested primarily in Large Cap domestic stocks, it is important to remember that other world economies affect the holdings in your portfolio. The tariff conflict between the United States and China continues to be an item we are keeping a close eye on as well as the uncertainties created by the turmoil of Brexit. Both these concerns can have an effect on not only our stock market but on markets worldwide.

     Real gross domestic product (GDP) increased at an annual rate of 2.0 percent in the second quarter of 2019, according to the "second" estimate released by the Bureau of Economic Analysis. In the first quarter, real GDP increased 3.1 percent. Real gross domestic income (GDI) increased 2.1 percent in the second quarter, compared with an increase of 3.2 percent in the first quarter. 4 Additionally, the Unemployment Rate has lowered slightly again since our last report from 3.8% in February 2019 to 3.7% in July 2019.5 It is the Investment Committee’s outlook that the U.S. Economy will likely continue to be strong.

American Growth Fund, Inc – Series One - Page 4

Investment Committee

     The Investment Committee that manages your Fund is made up of two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. He is also an Arbitrator for the Financial Industry Regulatory Authority (FINRA). Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative.

Investment Strategy

     Your Investment Committee uses a fundamental top down approach to manage your portfolio. First, we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap (defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you will easily recognize.

Performance Overview

     Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you examine the portfolio on the following pages you will note that the largest investment sector is Diversified Company Industry at 11.87% of your portfolio, and the largest security in your portfolio is Chemed Corp at $1,806,012 which operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Roto-Rooter, plumbing and drain cleaning services.

Your American Growth Fund Series One Class A Shares delivered you a 7.50% return

(this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value), since July 31, 2018 through close of business on July 31, 2019. The Dow Jones Industrial Average posted a gain of 8.22% while the S&P 500 posted a gain of 7.99% for the same time period as listed above. Of the stocks in your Series One portfolio, most of them contributed to the growth of the Fund. The top three active performing investments were Fair Isaac Corp whose market value rose 5.51% (which contributed to a gain of 34.26% of the total gain on investments), Chemed Corp whose market value rose 2.11% (which contributed to a gain of 13.12% of the total gain on investments) and Teradyne, Inc. whose market value rose 1.80% (which contributed to a gain of 11.22% of the total gain on investments).

     Unfortunately, not all investments fared as well. Biogen, Inc. whose market value fell 0.37% (which contributed to a loss of 2.30% of the total gain on investments), Amgen, Inc. whose market value fell 0.30% (which contributed to a loss of 1.86% of the total gain on investments) and Bristol-Myers Squibb whose market value fell 0.28% (which contributed to a loss of 1.75% to the total gain on investments).

     The investment sectors that had the most positive influence on your Series One portfolio were Computer Software and Services, Diversified Company, and Semiconductor Capital Equipment. The investment sectors that had the most adverse effect on your portfolio were Biotechnology, Drug, and Aerospace & Defense.

     Additional data, including long-term performance data, can be located on page 40 of this report. Past performance is no guarantee of future results.

Liquidity

     As you are aware, Series One invests primarily in common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. Your Fund does not invest in illiquid securities. According to Investopedia “Illiquid refers to the state of a stock, bond, or other assets that cannot easily be sold or exchanged for cash without a substantial loss in value. Illiquid assets may also be hard to sell quickly because of a lack of ready and willing investors or speculators to purchase the asset. Additionally, a company may be illiquid if it is unable to obtain the cash necessary to meet debt obligations. Illiquidity is the opposite of liquidity.” There are times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell

American Growth Fund, Inc. – Series One – Page 5

those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

     Like we discussed in our last reports, over the next six months we will likely see some more changes in the world. Our Investment Committee will continue to monitor the dollar’s value against the world currencies, signs of changes in the trade war, the European economy, Brexit, as well as other major world developments that might affect the U.S. economy and the stocks we are invested in.

     As we look at these indicators of how our economy is doing, we generally continue to be cautiously optimistic. It is our hope that we will see continued growth in the upcoming months.

     My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Timothy Taggart
President and Investment Committee Member
American Growth Fund, Inc.

1.	https://markets.businessinsider.com/news/stocks/stock-market-news-on-track-worst-december-since-great-depression-2018-12-1027837251
2.	https://www.fool.com/slideshow/10-market-moving-events-will-happen-2019/
3.	https://www.bosinvest.com/quarterly-summaries/2019-quarterly-summaries/review-of-securities-markets-second-quarter-2019/
4.	https://www.bea.gov/news/2019/gross-domestic-product-2nd-quarter-2019-second-estimate-corporate-profits-2nd-quarter
5.	https://data.bls.gov/timeseries/LNS14000000

American Growth Fund, Inc – Series One - Page 6

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

		Market
Description of Security	Shares	Value

COMMON STOCK

Diversified Company Industry 11.87%
Chemed Corp	4,455	$1,806,012
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and
Roto-Rooter, plumbing and drain cleaning services.)
Honeywell International, Inc.	2,291	395,106
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		2,201,118

Computer Software and Services Industry 10.67%
Fair Isaac Corp*	5,695	1,978,557
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Semiconductor Capital Equipment 8.75%
Teradyne, Inc	29,110	1,622,300
(The world's largest producer of automated test equipment for semiconductors.)

Machinery Industry 6.51%
Middleby Corp*	5,522	742,046
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)
Flowserve Corp	9,281	464,329
(Makes, designs and markets fluid-handling equipment (pumps, valves and mechanical seals)
for industries that use difficult-to-handle or corrosive fluids.)
		1,206,375

Computer & Peripherals Industry 6.11%
Cisco Systems	20,438	1,132,265
(The leading supplier of high-performance inter-networking products.)

Biotechnology Industry 5.66%
Amgen Inc.	4,731	882,710
(Utilizes biotechnology to develop human pharmaceutical products.)
Novo Nordisk A/S	3,490	167,241
(Is a healthcare company that is engaged in the discovery, development, manufacturing and marketing of pharmaceutical products. The Company has two business segments: diabetes &
obesity care and biopharmaceuticals.)
		1,049,951

Cable TV Industry 4.91%
Charter Communications, Inc *	2,363	910,653
(Is a providers of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Environmental Industry 4.10%
Waste Management	6,498	$760,266
(The largest solid-waste disposal company in North America.)

Online Media 3.69%
Facebook Inc.*	1,521	295,424
(Operates a social networking website. The Company’s products are Facebook, Instagram,
Messenger, WhatsApp, and Oculus. Its products enable people to connect and share through mobile devices and personal computers.)
Alphabet Inc. Class A*	235	286,277
(Engaged in improving the ways people connect with information & products including Search,
Android, YouTube, Apps, Maps & Ads. It also produces internet-connected home devices &
provides internet services.)
Tencent Holdings Ltd. ADR	2,200	102,300
(A Chinese Internet giant with businesses and investments in a large variety of Internet services and contents.)
		684,001

Semiconductor Industry 3.59%
Intel Corp	12,569	635,363
(A leading manufacturer of integrated circuits.)
NVIDIA Corp	180	30,370
(Is a developer of graphics processing unit.)
		665,733

Railroad 3.58%
Kansas City Southern	5,368	664,236
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

Retail – Apparel & Specialty 3.57%
Alibaba Group Holding Ltd*	1,120	193,883
(Is the world's largest online and mobile commerce company which operates China's most-
visited online marketplaces.)
Amazon*	100	186,678
(Is among the world's highest-grossing online retailers, with $233 billion in net sales and $408 billion in estimated global gross merchandise volume in 2018.)
Tractor Supply Company	1,300	141,453
(Is the largest operator of retail farm and ranch stores in the United States.)
Ulta Beauty Inc.*	400	139,700
(Is a North American beauty retailer for cosmetics, skin-care products, fragrance, hair-care products, and salon services.)
		661,714

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

			Market
Description of Security		Shares	Value

COMMON STOCK (continued)

Communication Services 2.46%
AT&T Inc.		11,851	$403,526
(Is the second-largest U.S. wireless carrier, serving more than 100 million subscribers, including about 65 million postpaid phone subscribers. The firm also provides fixed-line services, including voice, data, and television services, to consumers and small businesses in 21 states and to larger enterprises worldwide.)
Verizon Communications, Inc.		940	51,954
(Is a provider of communications, information and entertainment products and services to consumers, businesses and governmental agencies.)
			455,480

Application Software 2.28%
Microsoft Corporation		3,109	423,663
(Engaged in designing, manufacturing, selling devices, and online advertising.	Its products
include operating systems for computing devices, servers, phones and other devices.)

Computer Hardware 1.96%
Apple Inc.		1,704	363,020
(Designs, manufactures, & markets mobile communication & media devices, personal computers, & portable digital music plays, & sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

Chemicals 1.70%
Balchem Corporation		1,575	161,658
(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)
NewMarket Corp.		362	152,623
(Manufactures and sells petroleum additives used in lubricating oils and fuels to enhance their performance in machinery, vehicles, and other equipment. The petroleum additives market has two products: lubricant additives and fuel additives.)
			314,281

Exchange Traded Funds 1.64%
Krane Shares Bosera MSCI China A		3,550	109,091

IShares TR MSCI India		2,970	98,010

Franklin FTSE India		4,400	96,278

			303,379

Aerospace & Defense 1.47%
The Boeing Company		540	184,237
(Manufactures commercial airplanes, provides defense equipment, and maintains a small captive finance division.)
Raytheon Company		480	87,499
(Is a U.S. defense contractor with over $25 billion in sales. It operates through five segments:
integrated defense systems, intelligence and information, missile systems, space and airborne systems, and a cybersecurity business branded Forcepoint.)
			271,736

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 9

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Insurance (Property and Causality) 1.45%
Selective Insurance Group Inc.	2,088	$157,018
(Is a holding company that offers property and casualty insurance products and services in
United States.)
Markel Corp*	100	111,393
(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)
		268,411

Transportation and Logistics 1.43%
Norfolk Southern Corp	620	118,495
(Is a $10.6 billion railroad operating in the Eastern United States. On 21,000 miles of track,
Norfolk Southern hauls shipments of coal, intermodal traffic, and a diverse mix of automobile, agriculture, metal, chemical, and forest products.)
Old Dominion Freight Line Inc.	630	105,197
(Is the fourth-largest less-than-truckload carrier in the United States, with more than 225 service centers and 6,900-plus tractors.)
JB Hunt Transportation	400	40,948
(Its primary operating segments are intermodal delivery, which uses the Class I rail carriers for the underlying line-haul movement; dedicated contract services that provide customer-specific fleet needs; and highway brokerage.)
		264,640

Restaurants 1.40%
Starbucks Corporation	2,748	260,208
(A roaster, marketer, & retailer of specialty coffee in the world, operating globally. It sells a variety of coffee & tea products. It sells goods and services under brands including Teavana,
Tazo, and Seattle's Best Coffee.)

Home Improvement Stores 1.31%
Home Depot Inc. (The)	1,140	243,607
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

Banks 1.31%
Bank of America Corp.	4,000	122,720
(Bank of America Corporation is a bank holding and a financial holding company. The company provides financial products and services to people, companies and institutional investors.)
JPMorgan Chase & Co.	1,040	120,640
(JPMorgan Chase & Co is a financial services firm and a banking institution. It is engaged in investment banking, commercial banking, treasury and securities services, asset management, retail financial services, and credit card businesses.)
		243,360

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 10

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

			Market
Description of Security		Shares	Value

COMMON STOCK (continued)

Travel & Leisure 1.22%
Hilton Worldwide Holdings Inc		1,220	$117,791
(Operates hotels and resorts. The company manages a total or approximately 750,000 rooms across over 10 brands.)
Marriott International Inc.		780	108,467
(Operates 1.29 million rooms across 30 brands. Luxury represents nearly 10% of total rooms, while full service, limited service, and timeshares.)
			226,258

Retail Store 1.08%
Dollar Tree, Inc.*		1,965	199,939
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)

Farm & Construction Machinery 1.04%
Caterpillar Inc.		1,471	193,687
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial
gas turbines and diesel-electric locomotives.	The Company is also a U.S. exporter.)

Entertainment Industry 0.89%
Netflix Inc.*		513	165,694
(Provides multimedia content through the internet and subscription based platform for television shows, movies, and original series.)

Industrial Products 0.80%
Eaton Corp PLC		970	79,724
(Provides power-management solutions to diversified industrial customers, including electrical transmission systems, lighting, hydraulics, aerospace fuel systems, and truck and auto powertrain systems.)
Vestas Wind Systems A/S		2,500	68,600
(Is one of the largest manufacturers of wind turbines in the world )
			148,324

Business Services 0.74%
Paychex, Inc.		1,651	137,116
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized business in the United States.)

Residential Construction 0.56%
NVR Inc.*		31	103,668
(NVR Inc is a United States based company engaged in the construction and sale of single-
family detached homes, town homes and condominium buildings. It also operates in mortgage banking and title services business.)

Drug 0.56%
Johnson & Johnson		796	$103,655
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 11

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Health Care Providers 0.55%
HCA Holdings Inc.	760	$101,468
(It operates general acute care hospitals, psychiatric hospitals, and rehabilitation hospitals.)

Health Care Plans 0.51%
UnitedHealth Group Inc.	380	94,624
(Is a diversified health care company in the United States.)

Steel 0.49%
Nucor Corp	1,680	91,358
(Is engaged in the manufacturing of steel and steel products.)

Total Common Stocks (cost $8,326,379) – 99.86%		18,514,745

Total Investments, at Market Value (cost $8,326,379)	99.86%	18,514,745
Other Assets, Less Liabilities	0.14%	26,475
Net Assets	100.00%	18,541,220

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 12

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2019

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 13

This page intentionally left blank

American Growth Fund, Inc – Series One - Page 14

Series Two *A Diversified Mutual Fund of American Growth Fund, Inc.*

CANNABIDIOLIC ACID
decarboxylation
CANNABIDIOL
intramolecular condensation
TETRAHYDROCANNABINOL
dehydrogenation
CANNABINOL

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series Two Annual Report for the fiscal year ended July 31, 2019.

     As you know, on July 29, 2016 your American Growth Fund, Inc. Series Two switched its Investment Strategy to focus on the budding cannabis business. Thus, the historical financial information and numbers, such as performance and expenses, that by regulation we are required to provide may not give investors a current, relevant picture of Series Two financial data.

     In our last report, we reported to you that 10 states and Washington, D.C. have legalized recreational adult use of marijuana, and more than 20 other states allow some medical uses. In a recent article Forbes reported that by 2020 at least 11 states will have legalized cannabis for adult use and 33 states will have legalized medicinal cannabis use in some form.

     As has become evident in early-adopter states, cannabis markets have benefitted from a more comprehensive structure that empowers regulators while fostering an industry’s will for accountability. Colorado, the first state to legalize recreational cannabis, experienced 266 percent growth in tax revenue from 2014 – its first year of legalization – to 2017, surging from $67 million to $247.4 million in that timeframe and generating more than one billion dollars in tax revenue to date. The sheer number of businesses now integrated into Colorado’s legal market, thanks to the state’s strong and flexible policy framework, have produced a booming market that helps fund government programs and initiatives.1 At the end of August 2019, the U.S. Government announced it would begin processing dozens of pending applications for the steps necessary to improve marijuana research. Currently the University of Mississippi has had the monopoly on medical cannabis for research purposes. Additionally, companies hoping to obtain U.S. Drug Enforcement Agency Registration for a federal bulk manufacturer licenses to cultivate cannabis for scientific research as well as for manufacturing FDA- approved pharmaceuticals, are seemingly one step closer, with an arsenal of caveats. “I am pleased that DEA is moving forward with its review of applications for those who seek to grow marijuana legally to support research,” said Attorney General William P. Barr, in a statement released by the Department of Justice’s (DOJ) Office of Public Affairs. “The Department of Justice will continue to work with our colleagues at the Department of Health and Human Services and across the Administration to improve research opportunities wherever we can.”2 Cannabis is a dynamic industry — the landscape seems to change daily. For instance, six months ago, hemp was a controlled substance on the federal level. Today, it’s a fully legal, mainstream agricultural product. CBD accounted for 2% of dispensary sales in 2014. Just four years later, that number had jumped to 11%.3 While all this is good news for your investments, it’s important to realize a few key industry factors. As Forbes reported on September 5, 2019, “Then there’s a lack of history that can be used to predict performance. Cannabis doesn’t have100 years of crop reports to measure against current conditions and yields. It doesn’t have leaders with decades of experience in the industry and a track record. Stocks can’t be evaluated on their historical performances. Cannabis doesn’t have a raft of analysts whose opinions can be trusted based on their deep knowledge of the industry. And most investors don’t have a basic knowledge of how the industry works.” Your Investment Committee, whose industry experience we will discuss later in this letter, carefully considers each company before they invest in it as well as the risks involved with each investment. Mr. Taggart routinely attends industry conferences to help stay on top of new regulations as well as new investment opportunities.

     Politically, December 20, 2018 saw the passage of H.R.2 - Agriculture Improvement Act of 2018 which legalized hemp with a delta-9 tetrahydrocannabinol concentration of not more than 0.3 percent on a dry weight basis. Since then: H.R. 1595: SAFE Banking Act of 2019 was introduced on March 7, 2019 which would create protection for depository institutions (such as banks) to provide financial services to legitimate cannabis-related businesses.

     S.2227 – MORE Act of 2019 was introduced on July 23, 2019, read twice and referred to the Committee on Finance. The MORE Act seeks “To decriminalize and de-schedule cannabis, to provide for reinvestment in certain persons adversely impacted by the War on Drugs, to provide for expungement of certain cannabis offenses, and for other purposes.” H.R. 2093 also known as the STATES Act was introduced on April 4, 2019 and on 5/15/2019 was referred to the Subcommittee on Crime, Terrorism, and Homeland Security. This act would protect individuals acting in compliance with State law relating to the manufacturing, production, possession, distribution, dispensation, administration, or delivery of marijuana.

     Additional bills continue to be introduced such as S.597 Marijuana Justice Act of 2019 and H.R.420 Regulate Marijuana Like Alcohol Act. While there is never a guarantee that any of these bills will make it to law, it is clear that there is at least some push in Washington D.C. to advance cannabis-friendly legislation. It is the Investment Committee’s belief that eventually at least some of, if not the majority of, these changes will take place in one form or another.

     It is important to note Cannabis Industry Risk – The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. Series Two invests in over the counter securities and does not invest in the sale of cannabis or the activity of growing cannabis crops. However, if federal laws change so may how we invest your money in the legal cannabis business.

American Growth Fund, Inc – Series Two - Page 16

Investment Committee

     The Investment Committee that manages your Fund is made up of two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. He is also an Arbitrator for the Financial Industry Regulatory Authority (FINRA). Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative.

Investment Strategy

     The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. We also look for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved, in at least some way, in the legal cannabis business. Examples of companies associated with the legal cannabis business could include legally registered publicly traded companies in fields such as agriculture, pharmaceutical, hydroponic or tobacco companies or Real Estate Investment Trusts (REIT). These securities may be issued by large companies and also small and mid-sized companies, Micro Cap companies and REITs. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it; nor does it need to account for a majority of its overall revenues. For example, Series Two may invest in Company XYZ, a pharmaceutical company developing uses for medical cannabis even if the revenues produced as a result of the sales of medical cannabis is responsible for less than 5% of XYZ’s overall revenue.

Performance Overview

     Of the top ten stocks that were held in the Series Two portfolio, most of them contributed to the growth of the Fund.

     Looking at Series Two’s portfolio, Drug Manufacturers (sector) continue to make up the largest sector of your Series Two portfolio at 24.58% and contains the portfolio’s largest investment, GW Pharmaceuticals at $84,396. GW Pharmaceuticals is engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the

Cannabis Sativa plant. When examining the rest of the portfolio, the largest market value gain was Innovative Industrial Properties, Inc. which rose 8.28% (which contributed to a gain of 84.38% of the total gain on investments). Scotts Co. followed with a market value gain of 2.16%, (which contributed to a gain of 22.02% of the total gain on investments). Abbott Laboratories had the third highest market value gain at 1.67%, (which contributed to gain of 17.03% of the total gain on investments).

     Unfortunately, not all investments performed as well. Lexaria Biosciences Corp (Consumer Packaged Goods) market value was a negative 1.87%, or a negative 19.06% of the total gain on investments. Leafbuyer Technologies, Inc. (Retail – Apparel & Specialty) was a negative 1.23%, or a negative 12.53% of the total gain on investments, and Abbvie Inc., (Drug Manufacturers) was a negative 1.13%, or a negative 11.48% of the total gain on investments.

     Real Estate Services, Agriculture, and Drug Manufacturers, all boosted Series Two’s portfolio Market Value while Retail –Apparel & Specialty, Consumer Packaged Goods, and Computer Hardware worked against Series Two’s portfolio Market Return.

     Overall, your American Growth Fund Series Two Class E Shares delivered you a negative 3.19% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value) since July 31, 2018 through close of business on July 31, 2019. The Dow Jones Industrial Average posted a gain of 8.22% since July 31, 2018 through close of business on July 31, 2019 while the S&P 500 posted a gain of 7.99% since July 31, 2018 through close of business on July 31, 2019.

     Additional data, including long-term performance data, can be found on page 40 of this report. Past performance is no guarantee of future results.

     Lastly, overall, the United States Marijuana Index and Canadian Marijuana Index tracks the performance of the legal marijuana industry, which includes companies that directly handle legal marijuana, such as marijuana producers, processors, distributors, and retailers. It also includes companies that do not directly handle the plant products, but cater to those who do, as well as to consumers. It is important to remember that past performance does not guarantee future results.

American Growth Fund, Inc – Series Two - Page 17

The United States Marijuana Index and Canadian Marijuana Index 6 month charts beginning March 5, 2019 and ending September 5, 2019.

Liquidity

     As you are aware, Series Two investments are made up primarily of common stocks involved, in at least some way, in the legal cannabis business. In addition to the principal investment strategy, we may also invest in securities convertible into common stock in companies involved, in at least some way, in the legal cannabis business. According to Investopedia “Illiquid refers to the state of a stock, bond, or other assets that cannot easily be sold or exchanged for cash without a substantial loss in value. Illiquid assets may also be hard to sell quickly because of a lack of ready and willing investors or speculators to purchase the asset. Additionally, a company may be illiquid if it is unable to obtain the cash necessary to meet debt obligations. Illiquidity is the opposite of liquidity.” Your Fund does purchase Micro Cap stocks. Micro Cap stocks are low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies. Before we purchase a Micro Cap stock, your Investment Committee considers items such as prior purchases and sales of that equity to help them assess liquidity issues. The Investment Committee also purchases smaller percentages of Micro Cap stocks to help hedge against illiquidity. In the past year there were no instances where a Micro Cap stock that the Investment Committee purchased, could not be readily sold. However, your portfolio does include 31 shares of OBITX, Inc., a stock that was a result of a dividend payout that is currently not publicly traded and is thus considered illiquid. OBITX, Inc. anticipates that an application will be filed with FINRA for the public trading of common stock on the OTC Bulletin Board or the OTC Markets within 90 days of the distribution, but there is no assurance that the OBITX common stock will be quoted on the OTC Bulletin Board, the OTC Markets, or any Exchange. Your Investment Committee continues to monitor this event. There are also times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

     As we look at how the cannabis business is performing, we are optimistic and will continue to look for growth opportunities for our shareholders but will remain somewhat guarded yet optimistic due to the current administration. It is our opinion that we will see more growth in the legal cannabis business in the upcoming months.

     My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

1. https://www.forbes.com/sites/lewiskoski/2019/09/03/americas-cannabis-industry-balancing-strong-regulation-with-businesses-desire-for-accountability/#20f9e7133ed2

2.	https://www.forbes.com/sites/sarabrittanysomerset/2019/08/28/the-dea-has-rewritten-obamas-federal-cannabis-regulations/#3024b8b33dae
3.	https://www.forbes.com/sites/nickkovacevich/2019/09/05/cannabis-investing-requires-canny-investors/#64fbc9bb2038

American Growth Fund, Inc – Series Two - Page 18

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

			Market
Description of Security	Shares		Value

COMMON STOCK

Drug Manufacturers 24.58%
GW Pharmaceuticals Plc*		520	$84,396
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)
Merck & Company Inc.		640	53,114
(A health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, and animal health.)
CV Sciences Inc.*		11,260	45,152
(A Life Science company which operates two business segments specialty pharmaceuticals and consumer products.)
AbbVie Inc.		420	27,980
(A research-based biopharmaceutical company. It engaged in the discovery, development, manufacture and sale of a broad line of pharmaceutical products for treating chronic autoimmune diseases virology and neurological disorders.)
Bausch Health COS Inc.*		935	22,412
(Is a global specialty pharmaceutical, consumer health, and medical device company with a focus on branded products for the dermatology, gastrointestinal, and ophthalmology markets.)
Medical Marijuana Inc.*		34,720	1,535
(Engaged in the development, sale and distribution of hemp oil that contains naturally occurring cannabinoids, including cannabidiol, and other products containing CBD-rich hemp oil.)
			234,589

Biotechnologies 11.33%
Cara Therapeutics Inc.*		2,265	54,224
(Develops technologies and processes to convert the cannabis plant into medicines, therapies and treatments for ailments.)
Corbus Pharmaceuticals*		5,880	35,280
(Is a clinical stage biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat rare, life-threating inflammatory-fibrotic diseases.)
22nd Century Group Inc.*		7,920	12,593
(Is a US-based plant biotechnology company.)
Emerald Bioscience Inc.*		21,255	6,068
(Is a biopharmaceutical company engaged in the discovery, development, and the commercialization of cannabis-based therapeutics.)
			108,165

Application Software 10.93%
Microsoft Corporation		510	69,498
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)
Teladoc Health Inc.*		510	34,802
(Is a telehealth platform that delivers 24-hour, on-demand healthcare via mobile devices, the Internet, video, and phone. Its platform connects members with a network of physicians and behavioral health professionals.)
			104,300

*Non-income producing security
[1]Value was determined using significant unobservable inputs.
See accompanying notes to financial statements.

American Growth Fund, Inc – Series Two - Page 19

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

			Market
Description of Security	Shares		Value

COMMON STOCK (continued)

Medical Devices 7.62%
Abbott Laboratories		740	$64,454
(Discovers, Develops, Manufactures and sells health care products. Its products include branded generic pharmaceuticals manufactured internationally, marketed and sold outside the United States.)
Cannabix Technologies Inc*		12,890	8,314
(Is a technology company engaged in developing Cannabix marijuana breathalyzer.)
			72,768

Agriculture 7.41%
Scotts Miracle-Gro Company		630	70,673
(Engaged in the manufacturing, marketing and selling of dry, granular slow-release lawn fertilizers, combination lawn fertilizer and control products, and continuous release garden and indoor plant foods.)

Packaging and Containers 4.75%
Kush Bottles Inc.*		9,500	45,381
(Engaged in the wholesale distribution of packaging supplies for the cannabis industry. Its brands include
Futurola, Philips RX, Boveda, and Nectar Collector.)

Consumer Packaged Goods 4.73%
Neptune Wellness Solutions Inc.*		4,600	26,312
(Is a health and wellness products company, with more than 50 years of combined experience in extraction, purification and formulation of value-added differentiated science-based products.)
Lexaria Bioscience Corp*		17,390	12,011
(Lexaria Bioscience Corp is a food sciences company. It has two distinct consumer product brands:
ViPova and Lexaria Energy. It uses patent pending technology to infuse hemp oil ingredients within lipids in popular foods.)
Charlottes Web Holding Inc.*		390	6,864
(Is engaged in the production and distribution of hemp-based cannabidiol (CBD) wellness products. Its product categories include tinctures (liquid product), capsules and topical products.)
			45,187

Industrial Products 4.38%
Vestas Wind Systems A/S		1,525	41,846
(Is one of the largest manufacturers of wind turbines in the world.)

Beverages – Alcoholic 3.82%
Constellation Brands, Inc.		185	36,411
(Produces beer, wine, and spirits and is one of the largest multicategory alcoholic beverage suppliers in the
U.S.)

Exchange Traded Funds 3.30%
ETF Managers Alternative Harvest*		1,120	31,450

*Non-income producing security
1Value was determined using significant unobservable inputs.
See accompanying notes to financial statements.

American Growth Fund, Inc – Series Two - Page 20

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

			Market
Description of Security	Shares		Value

COMMON STOCK (continued)

Publishing 2.65%
Freedom Leaf*		180,710	$25,318
(Freedom Leaf Inc is a development stage company. The Company is engaged in the print and online publications of news, art, fashion, lifestyle, entertainment and the cannabis industry through social media and on its website.)

Industrial Distribution 1.79%
GrowGeneration Corp.*		3,840	17,088
(GrowGeneration Corp operates hydroponic and organic specialty gardening retail outlets in the United
States. It sells products including organic nutrients and soil, advanced lighting technology, hydroponic and aquaponics equipment and other products.)

Business Services 1.45%
Medicine Man Technologies Inc.*		4,610	13,830
(A cannabis consulting company. The Company provides consulting services for cannabis growing technologies and methodologies, as well as retail operations of cannabis products.)

Online Media 1.38%
Chineseinvestors.com*		32,210	13,206
(Chineseinvestors.com Inc provides real-time market commentary and analysis in the Chinese language.
The company offers various levels of information relative to the US Equity and Financial Markets as well as certain other specific financial markets.)

Retail – Apparel & Specialty 0.83%
AeroGrow International		3,100	4,247
(Engaged in developing, marketing, and distribution indoor aeroponic garden systems designed and priced to appeal to the consumer gardening, cooking and small indoor appliance markets.)
LeafBuyer Technologies*		13,400	3,672
(Operates an online portal for cannabis deals and specials. The company primarily serves legal cannabis dispensaries and companies who create cannabis-related products.)
			7,919

Conglomerates 0.74%
Akerna Corp.*		650	7,027
(Is a blank check company that aquired MJ Freeway which is a seed-to-sale technology provider for the cannabis industry and developer of enterprise resource planning platform.)

Personal Services 0.45%
Cannabis Sativa Inc.*		2,300	4,278
(Engaged in research, development, and licensing of specialized natural cannabis products, including cannabis formulas, edibles, topicals, strains, recipes and delivery systems.)

*Non-income producing security
[1]Value was determined using significant unobservable inputs.
See accompanying notes to financial statements.

American Growth Fund, Inc – Series Two - Page 21

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2019

			Market
Description of Security	Shares		Value

COMMON STOCK (continued)

Forest Products 0.05%
Sugarmade Inc.*	42,860		$506
(Is a product and brand marketing company, which engages in investing in products and brands with disruptive potential. It is engaged in marketing and distribution of environmental friendly non-tree-based paper products.)

Computer Related Services 0.00%
OBITX Inc.*[1]	33		0
(Is engaged in the business of marketing and advertising through its proprietary software. Management believes that their products will provide our consumers in the tech, internet, blockchain, and cannabis markets with an advertising and marketing approach uniquely designed for them.)

Total Common Stocks (cost $713,917) – 92.19%			879,942

Total Investments, at Market Value (cost $713,917)	92.19%		879,942
Other Assets, Less Liabilities	7.81%		74,511
Net Assets	100.00	% $	954,453

*Non-income producing security
1Value was determined using significant unobservable inputs.
See accompanying notes to financial statements.

American Growth Fund, Inc – Series Two - Page 22

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2019

COMMON STOCK (continued)

Portfolio by Sector as a Percentage (unaudited)

Drug Manufacturers

Biotechnologies

Application Software

Other Assets, Less Liabilities

Medical Devices

Agriculture

Packaging and Containers

Consumer Packaged Goods

Industrial Products

Beverages - Alcoholic

Exchange Traded Funds

Publishing

Industrial Distribution

Business Services

Online Media

Retail - Apparel & Specialty

Conglomerates

Personal Services

Forest Products

Computer Related Services

0.00%

5.00%

10.00%

15.00%

20.00%

25.00%

30.00%

See accompanying notes to financial statements.

American Growth Fund, Inc – Series Two - Page 23

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES, JULY 31, 2019

	SERIES ONE	SERIES TWO
ASSETS:
Investments, at market value	$18,514,7451	$879,9422
Cash	50,711	98,046
Receivables:
Shares of beneficial interest sold	141	-
Securities sold	-	-
Dividends and interest	10,274	449
Other	36	11
Total assets	18,575,907	978,448
LIABILITIES:
Shares of beneficial interest redeemed	5,000	-
Securities purchased payable	-	22,172
12b-1 fees	14,115	984
Management fee	15,572	839
Other Payables	-	-
Total liabilities	34,687	23,995
NET ASSETS	$18,541,220	$954,453
COMPOSITION OF NET ASSETS:
Paid-in capital	$8,606,432	$903,663
Distributable earnings (loss)	9,934,788	50,790
Net assets	$18,541,220	$954,453
NET ASSET VALUE PER SHARE:
Series One - Class A Shares:
Net asset value and redemption price per share (based on net assets of	$6.02
$10,236,365 and 1,700,593 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$6.39
offering price)
Series One - Class B Shares:
Net asset value and redemption price per share (based on net assets of	$4.94
$168,774 and 34,192 shares of beneficial interest outstanding)
Series One - Class C Shares:
Net asset value and redemption price per share (based on net assets of	$5.03
$1,578,118 and 313,787 shares of beneficial interest outstanding)
Series One - Class D Shares:
Net asset value and redemption price per share (based on net assets of	$6.42
$6,557,963 and 1,022,102 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$6.81
offering price)
Series Two - Class E Shares:
Net asset value and redemption price per share (based on net assets of		$3.95
$954,453 and 241,374 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of		$4.19
offering price)

1 Cost of Investments for Series One was $8,326,379
2 Cost of Investments for Series Two was $713,917
See accompanying notes to financial statements.

American Growth Fund, Inc – Page 24

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2019

	SERIES ONE	SERIES TWO
INVESTMENT INCOME:
Dividends (Net of Foreign tax withholding of $30 / $- respectively)	$227,701	$9,107
Interest	188	172
Other	2	-
Total investment income	227,891	9,279

EXPENSES:
Investment advisory fees (Note 4)	170,057	8,967
Administration expenses (Note 4)	176,061	9,324
Transfer agent, shareholder servicing and data processing fees	97,492	5,170
Accounting fees	60,000	6,000
Rent expense (Note 4)	104,029	5,461
Custodian fees	16,352	6,247
Professional fees	106,342	22,483
Registration and filing fees (Note 1):	20,363	11,818
Shareholder reports	4,024	1,088
Distribution and service fees (Note 4):
Class A	26,664	-
Class B	1,648	-
Class C	19,552	-
Class E	-	2,690
Class F	-	-
Directors fees (Note 4)	40,884	2,135
D&O / E&O Insurance	38,064	1,579
Other expenses	47,224	5,880
Total expenses	928,756	88,842
Net investment loss	(700,865)	(79,563)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain (loss) on investments	1,760,107	(20,055)
Net change in unrealized appreciation on investments	1,223,449	111,953
Net gain on investments	2,983,556	91,898
Net increase in net assets resulting from operations	$2,282,691	$12,335

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 25

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

SERIES ONE
	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(700,865)	$(685,742)
Net realized gain (loss) on investments	1,760,107	1,395,178
Net change in unrealized appreciation/depreciation on investments	1,223,449	496,652
Net increase (decrease) in net assets resulting from operations	2,282,691	1,206,088

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class A	471,118	80,600
Class B	(17,645)	10,214
Class C	(1,124,015)	(297,120)
Class D	(416,830)	(502,058)
Net change in net assets derived from beneficial interest
transactions	(1,087,372)	(708,364)
Total increase (decrease)	1,195,319	497,724
Net Assets - Beginning of year	17,345,901	16,848,177
Net Assets - End of year[1]	$18,541,220	$(17,345,901)

SERIES TWO
	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(79,563)	$(101,412)
Net realized gain (loss) on investments	(20,055)	(45,313)
Net change in unrealized appreciation/depreciation on investments	111,953	68,629
Net increase (decrease) in net assets resulting from operations	12,335	(78,096)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E	177,319	253,592
Net change in net assets derived from beneficial interest
transactions	177,319	253,592
Total increase (decrease)	189,654	175,496
Net Assets - Beginning of year	764,799	589,303
Net Assets - End of year[1]	$954,453	$(764,799)

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 26

Financial Statements
AMERICAN GROWTH FUND, INC.

Series One - Class A

	Year Ended
	July 31,

	2019	2018	2017	2016	2015
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$5.28	$4.92	$4.40	$4.50	$4.02
Income gain (loss) from investment operations:
Net investment loss[4]	(0.22)	(0.21)	(0.22)	(0.18)	(0.16)
Net realized and unrealized gain (loss)	0.96	0.57	0.74	0.08	0.64
Total income gain (loss) from investment
operations	0.74	0.36	0.52	(0.10)	0.48
Net Asset Value, End of Period	$6.02	$5.28	$4.92	$4.40	$4.50
Total Return at Net Asset Value[1]	14.0%	7.3%	11.8%	(2.2)%	11.9%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$10,236	$8,431	$7,777	$6,001	$6,469
Ratio to average net assets:
Net investment loss[4]	(4.10)%	(4.10)%	(4.81)%	(4.33)%	(3.64)%
Expenses.	5.44%	5.51%	6.37%	6.13%	5.30%
Portfolio Turnover Rate[2]	7%	11%	15%	3%	2%

Series One - Class B

	Year Ended
	July 31,

	2019	2018	2017	2016	2015
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.48	$4.22	$3.80	$3.92	$3.53
Income gain (loss) from investment operations:
Net investment loss[4]	(0.34)	(0.33)	(0.22)	(0.18)	(0.17)
Net realized and unrealized gain (loss)	0.80	0.59	0.64	0.06	0.56
Total income gain (loss) from investment
operations	0.46	0.26	0.42	(0.12)	0.39
Net Asset Value, End of Period	$4.94	$4.48	$4.22	$3.80	$3.92
Total Return at Net Asset Value[1]	10.3%	6.2%	11.1%	(3.1)%	11.0%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$169	$170	$150	$145	$159
Ratio to average net assets:
Net investment loss[4]	(7.55)%	(7.60)%	(5.51)%	(5.02)%	(4.34)%
Expenses.	8.89%	8.95%	7.07%	6.82%	6.01%
Portfolio Turnover Rate[2]	7%	11%	15%	3%	2%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2019, aggregated $1,251,320 and $2,979,183, respectively.

3. The lesser of purchases or sales of Series Two portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2019, aggregated $209,700 and $134,185, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 27

Financial Statements
AMERICAN GROWTH FUND, INC.

Series One - Class C

	Year Ended
	July 31,

	2019	2018	2017	2016	2015
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.47	$4.20	$3.79	$3.90	$3.51
Income gain (loss) from investment operations:
Net investment loss[4]	(0.23)	(0.20)	(0.22)	(0.18)	(0.16)
Net realized and unrealized gain (loss)	0.79	0.47	0.63	0.07	0.55
Total income gain (loss) from investment
operations	0.56	0.27	0.41	0.11	0.39
Net Asset Value, End of Period	$5.03	$4.47	$4.20	$3.79	$3.90
Total Return at Net Asset Value[1]	12.5%	6.4%	10.8%	(2.8)%	11.1%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,578	$2,593	$2,720	$2,697	$2,753
Ratio to average net assets:
Net investment loss[4]	(5.05)%	(4.60)%	(5.51)%	(5.02)%	(4.34)%
Expenses.	6.41%	5.91%	7.07%	6.82%	6.00%
Portfolio Turnover Rate[2]	7%	11%	15%	3%	2%

Series One - Class D

	Year Ended
	July 31,

	2019	2018	2017	2016	2015
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$5.61	$5.21	$4.65	$4.74	$4.23
Income gain (loss) from investment operations:
Net investment loss[4]	(0.21)	(0.19)	(0.22)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	1.02	0.59	0.78	0.09	0.71
Total income gain (loss) from investment
operations	0.81	0.40	0.56	(0.09)	0.51
Net Asset Value, End of Period	$6.42	$5.61	$5.21	$4.65	$4.74
Total Return at Net Asset Value[1]	14.4%	7.7%	12.0%	(1.9)%	12.1%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,558	$6,153	$6,200	$6,087	$6,590
Ratio to average net assets:
Net investment loss[4]	(3.75)%	(3.51)%	(4.51)%	(4.03)%	(3.34)%
Expenses.	5.09%	4.83%	6.07%	5.83%	5.00%
Portfolio Turnover Rate[2]	7%	11%	15%	3%	2%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2019, aggregated $1,251,320 and $2,979,183, respectively.

3. The lesser of purchases or sales of Series Two portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2019, aggregated $209,700 and $134,185, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 28

Financial Highlights
AMERICAN GROWTH FUND, INC.

Series Two - Class E

	Year Ended
	July 31,

	2019	2018	2017	2016	2015
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.85	$4.04	$11.15	$12.28	$11.28
Income gain (loss) from investment operations:
Net investment loss[4]	(0.36)	(0.58)	(0.64)	(0.78)	(0.62)
Net realized and unrealized gain (loss)	0.46	0.39	(0.61)	(0.35)	1.62
Total income gain (loss) from investment
operations	0.10	(0.19)	(1.25)	(1.13)	1.00
Distributions:
Long-term capital gains distributions	-	-	(5.73)	-	-
Return of capital distributions	-	-	(0.13)	-	-
Total distributions	-	-	(5.86)	-	-
Net Asset Value, End of Period	$3.95	$3.85	$4.04	$11.15	$12.28
Total Return at Net Asset Value[1]	2.6%	(4.7)%	(23.8)%	(9.2)%	8.9%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$954	$765	$589	$1,225	$1,476
Ratio to average net assets:
Net investment loss[4]	(8.87)%	(14.30)%	(13.37)%	(7.00)%	(5.24)%
Expenses.	9.90%	15.15%	14.53%	8.94%	6.87%
Portfolio Turnover Rate[3]	16%	8%	151%	0%	0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2019, aggregated $1,251,320 and $2,979,183, respectively.

3. The lesser of purchases or sales of Series Two portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2019, aggregated $209,700 and $134,185, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 29

Notes to Financial Statements
American Growth Fund, Inc.

1. Summary of Significant Accounting Policies

American Growth Fund, Inc. Series One ("Series One"), and American Growth Fund, Inc. Series Two (“Series Two”) are registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Series One and Series Two follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” Series One’s and Series Two’s primary investment objectives are growth of capital. Series One’s and Series Two’s investment advisor is Investment Research Corporation (IRC). Series One offers Class A, Class B, Class C, and Class D shares and Series Two offers Class E and Class F shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A, Class D, and Class E have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A, Class D, and Class shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. 2%, 7th yr. - 1%. Class C and Class F have a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. As of July 31, 2019, there were no shares of Class F outstanding. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets nor net asset value per share. For the year ended July 31, 2019, the following reclassifications were made:

Series One		Series Two
Distributable		Distributable
earnings (loss)	Paid-In Capital	earnings (loss)	Paid-In Capital
$2,222,145	$(2,222,145)	$79,563	$(79,563)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deem will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determine the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income nor excise taxes have been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2016-2018 and expected to be taken in the Fund's 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

American Growth Fund, Inc – Page 30

Annual Report for the Year Ended July 31, 2019

Notes to Financial Statements
American Growth Fund, Inc.

The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund’s assets carried at fair value:

Series One

Equity	Level 1	Level 2	Level 3		Total
Common Stock	$18,514,745	0	0		$18,514,745
Series Two
Equity	Level 1	Level 2	Level 3		Total
Common Stock	$879,942	0	0	(1)	$879,942

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2019. Transfers are recognized at the end of the reporting period. (1) The industry classification of Level 3 investments was Computer Related Services.

2. Shares of Beneficial Interest

Series One and Series Two have authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

		For the year ended	For the year ended
		July 31, 2019		July 31, 2018
	Shares	Amount	Shares	Amount
Series One - Class A:
Sold	313,325	$1,599,883	214,654	$1,104,489
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(210,597)	$(1,128,765)	(197,956)	$(1,023,889)
Net increase	102,728	$471,118	16,698	$80,600
Series One - Class B:
Sold	8,952	41,756	6,239	28,377
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(12,648)	(59,401)	(4,087)	(18,162)
Net increase (decrease)	(3,696)	(17,645)	2,242	10,215
Series One - Class C:
Sold	81,263	374,792	53,854	241,970
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(347,058)	(1,498,807)	(121,884)	(539,090)
Net decrease	(265,795)	(1,124,015)	(68,030)	(297,120)
Series One - Class D:
Sold	2,291	13,374	19,561	104,339
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(77,294)	(430,204)	(111,878)	(606,398)
Net decrease	(75,003)	(416,830)	(92,317)	(502,059)
Series Two - Class E:
Sold	75,295	309,675	104,556	463,679
Dividends and distributions
reinvested	-	-	-	-
Redeemed	(32,595)	(132,356)	(51,840)	(210,087)
Net increase	42,700	177,319	52,716	253,592
Series Two - Class F:
Sold	-	-	-	-
Dividends and distributions
reinvested
Redeemed	-	-	-	-
Net (decrease) increase	-	-	-	-

3. Realized and Unrealized Gains and Losses on Investments (unaudited)

The identified tax cost basis of investments for Series One and Series Two at July 31, 2019 was $8,579,956 and $713,917, respectively. Net unrealized appreciation on investments for Series One and Series Two of $9,934,789 and $166,025, respectively, based on identified tax cost as of July 31, 2019, was comprised of gross appreciation of $10,045,926 and $242,891, respectively, and gross depreciation of $111,137 and $76,866, respectively.

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties (unaudited)

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. Series One and Series Two pay their own operating expenses.

Annual Report for the Year Ended July 31, 2019

American Growth Fund, Inc – Page 31

Notes to Financial Statements
American Growth Fund, Inc.

Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.

For the year ended July 31, 2019 commissions and sales charges paid by investors on the purchase of Series One and Series Two shares to totaled $19,107 and $15,806, respectively, of which $2,835 and $2,094, respectively, was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Series One and Series Two. Sales charges advanced to broker/dealers by WCB on sales of Series One Class B and C shares and Series Two Class F shares totaled $5,357 and $0, respectively, of which $0 and $0, respectively, was retained by WCB. For the year ended July 31, 2019, WCB received contingent deferred sales charges of $2,085 and $0 upon redemption of Class B and C shares and F shares, respectively, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by Series One nor Series Two to WCB for brokerage commission on securities transactions.

Certain officers of Series One and Series Two are also officers of WCB and IRC. For the year ended July 31, 2019, Series One and Series Two paid directors' fees of $30,667 and $1,605, respectively, expenses of $5,210 and $291, respectively, and the audit chair $5,007 and $239, respectively, for review.

For the year ended July 31, 2019, under an agreement with IRC, Series One and Series Two were charged $157,815 and $8,392, respectively, for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, Series One and Series Two were charged $102,435 and $5,373, respectively, by an affiliated company of IRC for the rental of office space.

5. Federal Income Tax Matters

Dividends paid by Series One and Series Two from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Series One and Series Two distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At July 31, 2019, Series One had available for federal income tax purposes an unused capital loss carryover of $0. Series One utilized $1,746,165 of capital loss carryover. $1,521,280 of unused capital loss carryover expired July 31, 2019.

As of July 31, 2019 Series Two had non-expiring capital loss carryovers of $70,836 and $24,345, which maintain their characters as short term and long term (respectively).

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of Series One’s and Series Two’s next taxable year.

At July 31, 2019, Series One did not have any post-October losses. Series Two did have post-October losses of $20,055.

There were no tax character distributions paid during the year ended July 31, 2019 and July 31, 2018 for Series One nor Series Two.

As of July 31, 2019 the components of accumulated gains (loss) on a tax-basis were as follows:

	Series One	Series Two
Capital loss carry forward	$-	$(95,181)
Unrealized appreciation	9,934,789	(166,026)
Post-October loss	-	(20,055)
Total accumulated gain (loss)	$9,934,789	$50,790

American Growth Fund, Inc. Series Two is a diversified Mutual Fund that primarily invests in over-the-counter stocks of companies that are involved, in at least some way, in the legal cannabis business. Because Series Two follows industry diversification standards, it does not expect any impact as it relates to IRS Subchapter M or RIC diversification requirements. A checklist is employed when securities are purchased that acts as a tool to help ensure that industry diversification standards are maintained. A full explanation of the investment strategies that guides Series Two is available in its Statement of Additional Information which is available on its website, www.agfseries2.com, or by calling 800-525-2406.

6. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company’s Expenses (unaudited) – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expenses are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2019 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $68,887, Investment Research Corporation $184,097, and AGF Properties, Inc. $159,248 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning profit or losses totaling World Capital Brokerage, Inc. $(1,052), Investment Research Corporation $(94,561), and AGF Properties, Inc. $26,974.

8. Cannabis Industry Risk (SERIES TWO) – The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. Series Two invests in over the counter securities and does not invest in the sale of cannabis nor the activity of growing cannabis crops.

American Growth Fund, Inc – Page 32

Annual Report for the Year Ended July 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
American Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Growth Fund, Inc. Series One and American Growth Fund, Inc. Series Two (the “Funds”), each a series of American Growth Fund, Inc., including the schedules of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 2006.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; where responses were unable to be obtained from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 27, 2019

Annual Report for the Year Ended July 31, 2019

American Growth Fund, Inc – Page 33

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A, D, and E shares or contingent deferred sales charges ("CDSC") with respect to Class B, C, and F shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 1, 2018 and held for the year ended July 31, 2019.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the six month period ended July 31, 2019 (February 1, 2019 to July 31, 2019)

	Actual
	Total Return
	Without	Beginning	Ending	Expenses
	Sales	Account	Account	Paid During
	Charges(1)	Value	Value	The Period(2)
Class A	17.58%	$1,000.00	$1,108.19	$50.71
Class B	13.82%	$1,000.00	$1,138.20	$91.90
Class C	16.17%	$1,000.00	$1,161.70	$64.00
Class D	17.80%	$1,000.00	$1,110.27	$47.31
Class E	(2.95)%	$1,000.00	$914.70	$77.47

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, D or E shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B, C, or F Shares.

(2) Expenses are equal to the annualized expense ratio of 5.38%, 9.19%, 6.40%, 5.02% and 8.22% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance nor expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the six month period ended July 31, 2019 (February 1, 2019 to July 31, 2019)

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid Expenses
	Return	Value	Value	The Period(2)
Class A	5.00%	$1,000.00	$989.63	$50.71
Class B	5.00%	$1,000.00	$1,050.00	$91.90
Class C	5.00%	$1,000.00	$1,050.00	$64.00
Class D	5.00%	$1,000.00	$989.63	$47.31
Class E	5.00%	$1,000.00	$989.63	$77.47

(2) Expenses are equal to the annualized expense ratio of 5.38%, 9.19%, 6.40%, 5.02% and 8.22% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

American Growth Fund, Inc – Page 34

Annual Report for the Year Ended July 31, 2019

Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)

July 31, 2019
Series One		Series Two
Sector Breakdown		Sector Breakdown
Diversified Company	11.87%	Drug Manufacturers	24.58%
Computer Software and Services	10.67%	Biotechnologies	11.33%
Semiconductor Capital Equipment	8.75%	Application Software	10.93%
Machinery	6.51%	Medical Devices	7.62%
Computer & Peripherals	6.11%	Agriculture	7.41%
Biotechnology	5.66%	Packaging and Containers	4.75%
Cable TV	4.91%	Consumer Packaged Goods	4.73%
Environmental	4.10%	Industrial Products	4.38%
Online Media	3.69%	Beverages - Alcoholic	3.82%
Semiconductor	3.59%	Exchange Traded Funds	3.30%
Railroad	3.58%	Publishing	2.65%
Retail - Apparel & Specialty	3.57%	Industrial Distribution	1.79%
Communication Services	2.46%	Business Services	1.45%
Application Software	2.28%	Online Media	1.38%
Computer Hardware	1.96%	Retail - Apparel & Specialty	0.83%
Chemicals	1.70%	Conglomerates	0.74%
Exchange Traded Funds	1.64%	Personal Services	0.45%
Aerospace & Defense	1.47%	Forest Products	0.05%
Insurance (Property and Causality)	1.45%	Computer Related Services	0.00%
Transportation and Logistics	1.43%
Restaurants	1.40%
Home Improvement Stores	1.31%
Banks	1.31%
Travel & Leisure	1.22%
Retail Store	1.08%
Farm & Construction Machinery	1.04%
Entertainment	0.89%
Industrial Products	0.80%
Business Services	0.74%
Drug	0.56%
Residential Construction	0.56%
Health Care Providers	0.55%
Health Care Plans	0.51%
Steel	0.49%

Investments – Common Stocks	99.86%	Investments – Common Stocks	92.19%
Cash and Receivables, less Liabilities	0.14%	Cash and Receivables, less Liabilities	7.81%
Total Net Assets	100.00%	Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS at July 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2019

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-800-525-2406.

Beginning April 30, 2020, the Fund will cease to disclose its holdings on Form N-Q. Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items).

Annual Report for the Year Ended July 31, 2019

American Growth Fund, Inc – Page 35

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers, subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund. The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

1. Trustees and officers of the fund serve until their resignation, removal or retirement.

2. Timothy Taggart is an "interested person” of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

American Growth Fund, Inc – Page 36

Annual Report for the Year Ended July 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) Meeting of the Board of Directors Held on October 18, 2018

At a regular meeting of the Board of Directors (the “Board”) held on October 18, 2018 (the “meeting”), the Board, assisted by legal counsel representing the Fund and the Independent Directors, including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Adviser”) and American Growth Fund, Inc. (the “Fund”) for Series One and Series Two.

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors present considered materials furnished by the Adviser, including information about, but not limited to, the Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the Adviser, presented information to the Board regarding the Adviser and the Series One Fund, discussed with the Independent Directors all information provided, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

     Performance. The Board reviewed each Fund’s investment performance reports, which compared the performance of each Fund with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with relevant benchmarks, and discussed these reports with representatives of the Adviser. The Board considered each Fund’s comparative performance over short-term and longer-term time periods, noting that Series One generally underperformed its peer group average performance over the one-year, five-year and ten-year periods and that Series Two generally outperformed its peer group average performance over the one-year and underperformed its peer group average performance over the five-year and ten-year periods.

     Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by each Fund to the Adviser, in light of the extent and quality of the advisory services provided by the Adviser to the Fund. The Board received and considered information including a comparison of the Fund’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for each Series, alongside comparative total expense ratio information for peer funds. In doing so, the Board also considered the relative size of each series compared to the peer funds.

     In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates, based in part on the Adviser financial information presented at the meeting and information regarding amounts paid to the Adviser and its affiliates.

     Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Board received and considered information regarding the nature, extent, and quality of services provided to each Series under the Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

     The Board reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Board also reviewed the research and decision making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, and policies of each Series.

     The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties primarily responsible for the day to day portfolio management of each Series and the extent of the resources devoted to research and analysis of actual and potential investments.

     Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that the Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board specifically noted the existence of the “break point” on advisory fees in the Agreement. The Board noted that the Adviser does not have any soft dollar arrangements.

     Other Benefits to the Adviser: The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund.

     In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that: (1) The nature and quality of services provided to each Series and its shareholders by IRC were reasonable and adequate; (2) The profitability of IRC and its affiliates from their relationships with each Series was not unreasonable with respect to each Series; (3) There were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with each Series; (4) Performance of each Series generally lagged behind performance of respective peer funds and benchmarks over recent time periods; The Board considered substantive information which was discussed in length at the meeting regarding the lag in performance, as well as, measures aimed at improving performance; and (5) Each Series’ contractual advisory fee rate was within an acceptable range of the median for peer funds; The Board noted that while each Series’ total expense ratio was generally greater than the median for peer funds, this could be attributed in part to the disparities in relative fund size;

Annual Report for the Year Ended July 31, 2019

American Growth Fund, Inc – Page 37

     The Directors gave consideration into the circumstances, which positively affected its decision to reapprove the Investment Advisory Agreement.

Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

American Growth Fund, Inc – Page 38

Annual Report for the Year Ended July 31, 2019

PERFORMANCE CHARTS (unaudited)

The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors 500. Returns reflect a sales load for Class A, D, and E while Class B and C are without a sales load.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

*Includes a 5.75% sales charge based on a $10,000 initial purchase.
^Includes conversion to A Shares after 7 years.

Annual Report for the Year Ended July 31, 2019

American Growth Fund, Inc – Page 39

On 3/1/96, Series One adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions.

On 2/23/2011, Series Two introduced a new Series consisting of Class E shares. Class E shares are subject to a maximum front-end sales charge of 5.75%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares.

Performance quoted for the period ending 7/31/2019 represents past performance and cannot be used to predict future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing.. For current performance figures please call 1-800-525-2406.

			5 years	10 years
Series One (unaudited)	1	year	annualized	annualized
Class D without load	14.44%		8.70%	9.59%
Class D with load*	7.90%		7.41%	8.93%
Class A without load	14.02%		8.41%	9.23%
Class A with load*	7.50%		7.11%	8.59%
Class B without load	10.27%		6.95%	8.74%[1]
Class C without load	12.53%		7.47%	8.76%[2]

			5 years	Since Inception
Series Two (unaudited)	1	year	annualized	annualized (February 23, 2011)

Class E without load	2.60%		(5.93)%	(2.17)%
Class E with load*	(3.19)%		(7.04)%	(2.86)%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.
1 Includes the B Share to A Share conversion after 7 years.
2 Includes the C Share to A Share conversion after 7 years.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235

CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102

LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS		INVESTMENT ADVISORS
Timothy E. Taggart	President and Director	Investment Research Corporation
Eddie R. Bush	Director	1636 Logan Street
Darrell E. Bush	Director	Denver, CO 80203
Patricia A. Blum	Vice President	OFFICERS AND DIRECTORS
Michael L. Gaughan	Chief Compliance Officer	Timothy E. Taggart	President, Treasurer, and
	and Corporate Secretary		Director
		Michael L. Gaughan	Vice President,
Secretary
and Director
		Patricia A. Blum	Vice President

2019-07-31(a) – Series 1 & Series 2

ITEM 2 – Code of Ethics

The Fund has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.
The Fund undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Growth Fund, Inc. at 800-525-2406 or to 1636 Logan Street, Denver, CO 80203.

ITEM 3 – Audit Committee Financial Expert

The Fund’s board has determined that Eddie R. Bush, CPA, a member of the Fund’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as
"audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Fund’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fund:
a) Audit Fees:
2018 $46,300
2019 $46,200
b) Audit Related Fees:
2018 none
2019 none
c) Tax Fees:
2018 $6,200
2019 $6,200
d) All Other Fees:
2018 none
2019 none
e.1) Pre Approval of Audit and Non Audit Services. The Audit Committee will pre approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Fund and any non-audit services to the Fund's investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, as provided in Rule 2 01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant preapproval and may delegate this authority to one or more Audit Committee members who are independent Directors as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.
e.2) 100% of items 4b through 4d were disclosed and approved by the Audit Committee chairman.
f) none
g) Accountant
2018 none
2019 none
h) none

ITEM 5 – Audit Committee of Listed Funds

Not applicable to this Fund, insofar as the Fund is not a listed issuer as defined in Rule 10A-3 under the Securities
Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this
Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 8 – Portfolio Managers of Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed End Management Investment Company and Affiliated
Purchasers

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.
ITEM 10 – Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Directors.

ITEM 11 – Controls and Procedures

(a) The Fund’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the
Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a 3(d)
under the Investment Company Act of 1940) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the
Fund’s internal control over financial reporting.

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 13 – Exhibits

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2) The certifications required by Rule 30a 2 of the Investment Company Act of 1940 and Sections 302 and
906 of the Sarbanes Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the

Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN GROWTH FUND, INC.

By/s/Timothy E. Taggart
Timothy E Taggart, President
Principal Executive and Principal Financial Officer
Date: November 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By /s/Timothy E. Taggart
Timothy E. Taggart, President
Principal Executive and Principal Financial Officer
Date: November 19, 2020